UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2010

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BANCORP RHODE ISLAND, INC.
(Exact name of registrant as specified in its charter)

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Rhode Island
(State or other jurisdiction of incorporation)

333-33182                    05-0509802
(Commission File Number)             (IRS Employer Identification Number)

One Turks Head Place, Providence, Rhode Island 02903
(Address of principal executive offices)

(401) 456-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.                      Other Events

The presentation attached hereto as Exhibit 99.1 is being presented by Bancorp Rhode Island, Inc. (the “Registrant”) at an investor conference on July 27, 2010.  The presentation may be viewed at the Registrant’s website at www.bankri.com under “Investor Relations—Presentations.”

Item 9.01.  Financial Statements and Exhibits

(c)           Exhibits

Exhibit No.                      Exhibit

99.1	Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORP RHODE ISLAND, INC.

Date: July 27, 2010	By:	/s/ Robert H. Wischnowsky
Robert H. Wischnowsky
Chief Information Officer